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                                                                   EXHIBIT 10.9



                        NATIONAL PICTURE & FRAME COMPANY

                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


                 1. Purpose. The purpose of the National Picture & Frame Company's Non- Employee Directors' Stock Option Plan (the "Plan") is to advance the interests of National Picture & Frame Company (the "Company") and its stockholders by enabling members of the Board of Directors of the Company (the "Board") who are not employees of the Company or any of its Subsidiaries to elect to receive payment of fees for their services as directors in the form of options to acquire Common Stock of the Company, $.01 par value per share ("Common Stock"), thus encouraging stock ownership in the Company by its non-employee directors.

                 2. Administration. The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may authorize any one or more of its members or the secretary of the Committee or any officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

                 3. Participation. Each member of the Board who is not a regular employee of the Company or any of its Subsidiaries (a "Non-Employee Director") shall be eligible to participate in the Plan. As used herein, the term "Subsidiary" means any partnership, corporation, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof. For purposes hereof, the Company or a Subsidiary shall be deemed to have a majority ownership interest in a partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity if the Company or such Subsidiary shall be allocated a majority





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of partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity gains or losses or shall be or control the managing director, the trustee, a manager or a general partner of such partnership, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or other business entity.

                 4. Election to Receive Options to Purchase Common Stock in Lieu of Cash Compensation.

                 (a) A Non-Employee Director may elect to reduce all (but not less than all) of the cash compensation otherwise payable for services to be rendered by him or her as a director (including the annual retainer fee and any fees payable for services on the Board or any committee thereof, but excluding any reimbursement for out-of-pocket expenses) and to receive in lieu thereof options to purchase shares of Common Stock as provided in this Section 4.

                 (b) Each year, at least six months prior to the Company's next scheduled annual meeting of stockholders (or, for Non-Employee Directors whose Initial Election Date shall fall within the period of six months prior to the next scheduled annual meeting, on said Initial Election Date), each non-employee member of the Board may, subject to any subsequent approval by the stockholders of the Company required by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, make an irrevocable election to receive, in lieu of all (but not less than all) cash compensation to which such member would otherwise be entitled as a member of the Board and any committee thereof (other than reimbursement for expenses) for the period from the next scheduled annual meeting of stockholders to the day prior to the following annual meeting of stockholders, an option granted in accordance with the formula set forth below, provided, however, that a Non-Employee Director may make his or her first election on, or at any time prior to, his or her Initial Election Date. Subject to adjustment pursuant to Section 5, an election made hereunder shall be effective, beginning on the Initial Election Date or the annual meeting dates following subsequent elections, for the grant of such number of Deferral Election Stock Options as it is determined by the Committee to constitute an amount of options equivalent to the cash compensation elected to be foregone. In making such determination of equivalency, the Committee shall rely upon the option of an independent valuation expert of recognized standing.

                 Each such election shall be evidenced by execution of an Agreement substantially in the form of Exhibit A, which is attached hereto and is hereby incorporated by reference, with such changes as the Board shall from time to time approve (each, an "Election Agreement"), subject to the limitations set forth in this Section 4, and shall be delivered to the Secretary of the Company. The date of grant of any such Deferral Election Stock Option shall be such be such non-employee member's Initial Election Date or the annual meeting date following a subsequent election, as the case may be. The Company shall effect the granting of Deferral Election Stock Options by its execution of the respective Election Agreement.





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                 (c)      The term "Deferral Election Stock Option" shall mean
and refer to any option issued to a Non-Employee Director pursuant to the election of such person to receive such option in lieu of cash made in accordance with Section 4(b). The term "Initial Election Date" shall mean, for each member of the Board, the later to occur of (i) the date this Plan is adopted by the Board, or (ii) the date of such member's initial election or appointment to the Board.

                 (d) The Option Price per share of all Deferral Election Stock Options granted hereunder (the "Option Price") shall be the closing sale price (or if no closing sale price is reported, the closing bid price) for the Common Stock on the Nasdaq National Market (or, if the principal trading market for the Common Stock is a national securities exchange, on such securities exchange) on the most recent trading day preceding the date of the next scheduled annual meeting of stockholders. In the event that the Common Stock is not admitted to trading on the Nasdaq National Market or on a national securities exchange, the Option Price shall be the per share fair market value of the Common Stock on the date the option is granted, as determined by the Committee on the basis of such factors as it deems appropriate.

                 (e) Subject to acceleration as provided below, one year after the date of grant, or such greater number of years as the Committee shall determine, a Deferral Election Stock Option shall become exercisable for all shares of Common Stock covered thereby. If the tenure Director of any Non-Employee Director as a member of the Board ends during the one-year period for which cash compensation has been foregone, however, such Non-Employee Director's rights in such option shall be as follows:

                 (i) Upon the death or Disability of such Non-Employee Director during such one-year period, each Deferral Election Stock Option shall become immediately exercisable as to 100% of the shares of Common Stock covered thereby;

                 (ii) If the tenure of any Non-Employee Director as a member of the Board ends during such one-year period for any reason other than death or Disability, a portion of the shares of the Common Stock covered thereby shall become immediately exercisable as follows:

                          (A) The shares of the Common Stock covered by a Deferral Election Stock Option attributable to the election to forgo cash fee for the one-year period in which such Non-Employee Director's tenure terminates shall be prorated (determined using the actual number of days served since the annual meeting of stockholders and an assumed 365-day year) and such option shall become immediately exercisable to the extent of that portion of the shares of Common Stock attributable to the time served as a Non-Employee Director during that one-year period; and





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                          (B)     As to the balance of the shares of Common
                                  Stock covered by such Deferral Election Stock Option for such one-year period, such option shall lapse immediately.

Notwithstanding the foregoing, upon the occurrence of a change in control as contemplated by Section 7, each Deferral Election Stock option outstanding under this Plan shall become immediately exercisable as to all of the shares of Common Stock covered thereby. Once any portion of a Deferral Election Stock Option becomes exercisable, it shall remain exercisable until the earlier of
(1) the fifth anniversary of the date of grant or (2) one year after the termination of the Non-Employee Director's tenure as a member of the Board for any reason. For purposes of this Plan, the term "Disability" shall mean a permanent and total disability as defined in the Company's Long- Term Disability Plan in effect at such time or as otherwise approved by the Committee.

         (f) The grant of Deferral Election Stock Options is intended to comply in all respects with Rule 16b-3(d)(1) promulgated under Section 16(b) of the Securities Exchange Act of 1934 such that the issuance of Deferral Election Stock Options under the Plan shall be exempt from Section 16(b) of the Securities Exchange Act of 1934.

         (g) The grant date for each Deferral Election Stock Option for the Non-Employee Director electing such option shall be the Initial Election Date or the annual meeting date following a subsequent election; provided, however, that for the purposes of Section 16(a) and 16(b) of the Securities Exchange Act of 1934 only, the grant date of any Deferral Election Stock Option subject to subsequent approval by the Company's stockholders of the Plan or any amendments thereto shall be the date upon which such approval is duly obtained. For all other purposes under this Plan, unless otherwise stated, the grant date for any Deferral Election Stock Option shall be the Initial Election Date or the annual meeting date following a subsequent election for the Non-Employee Director electing such option.

         5.      Number of shares of Common Stock Issuable Under the Plan.

         (a) The maximum number of shares of Common Stock that may be issued upon exercise of options granted pursuant to the Plan shall be 125,000. The maximum number of shares stated above is subject to adjustment under the provisions of Section 5(b). The shares of Common Stock to be issued upon exercise of options may be authorized but unissued shares or shares previously issued which have been reacquired by the Company. In the event any option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such option but not purchased thereunder shall be available for future options to be granted under this Plan.

         (b) The maximum number of shares referred to in Section 5(a), the Option Price and the number of shares which may be purchased under any outstanding option granted under this Plan shall be proportionately adjusted for any increase or decrease in the number of issued and





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outstanding shares of the Common Stock of the company as the result of (i) the declaration and payment of a dividend payable in Common Stock of the Company, or the division of the Common Stock of the Company outstanding at the date hereof (or the date of the grant of any such outstanding option, as applicable) into a greater number of shares without the receipt of consideration therefor by the Company, or any other increase in the number of such shares of the Company outstanding at the date hereof (or the date of the grant of any such outstanding option, as applicable) which is effective without the receipt of consideration therefor by the Company (exclusive of any shares of Common Stock granted by the Company to employees without receipt of separate consideration by the Company), or (ii) the consolidation of the shares of Common Stock of the Company outstanding at the date hereof (or the date of the grant of any such outstanding option, as applicable) into a smaller number of shares without the payment of consideration thereof by the Company, or any other decrease in the number of such shares of Common Stock outstanding at the date hereof (or the date of the grant of any such outstanding option, as applicable) effected without the payment of consideration by the Company; provided, however, the total Option Price for all shares which may be purchased upon the exercise of any option granted pursuant to this Plan (computed by multiplying the number of shares originally purchasable thereunder, reduced by the number of such shares which have theretofore been purchased thereunder, by the original Option Price per share before any of the adjustments herein provided for) shall not be changed.

                 In the event of a change in the Common Stock as presently constituted which is limited to a change of the Company's authorized shares with a par value into the same number of shares with a different par value or without par value, the shares resulting from any such change will be deemed to be the Common Stock within the meaning of this Plan.

                 The foregoing adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5, a Non-Employee Director shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         6. Payment of Option Prices. Upon the exercise of any option granted under this Plan, a Non-Employee Director (or such Non-Employee Director's guardian or other legal representative) shall pay the full Option Price for the shares of Common Stock elected to be purchased in cash or by certified or bank cashier's check, unless the Election Agreement shall provide for the payment of the Option Price by other means.

         7. Fundamental Corporate Changes, Changes in Control. In the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, each Non-Employee Director holding any outstanding options shall be entitled to receive, upon exercise of any option and payment in accordance with the terms of such option, the same number of shares of Common Stock, other securities or other property as such Non-Employee Director





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would have been entitled to receive upon the occurrence of such event if such
Non-Employee Director had been, immediately prior to such event, the holder of the number of shares of Common Stock purchasable under such Non-Employee Director's option or, if another corporation shall be the surviving corporation, such surviving corporation shall substitute therefor substantially equivalent shares, securities or property of such other corporation. In the event of an acquisition of the Company involving a change in control, whether by merger, consolidation, sale of assets, sale of stock or otherwise, options granted hereunder shall become exercisable immediately, without regard to the deferred exercise period otherwise stated in such options.

         8.      Miscellaneous Provisions.

         (a) No Non-Employee Director shall be entitled under this Plan to voting rights, dividends or other rights of stockholder, prior to the issuance of Common Stock. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

         (b) All options granted under this Plan shall not be transferable by the Non- Employee Director, other than by will or the laws of descent and distribution, and shall be exercisable during the Non-Employee Director's lifetime only by such Non-Employee Director or by such Non-Employee Director's guardian or other legal representative.

         (c) No shares of Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign securities, securities exchange and other applicable laws and requirements.

         (d) It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of options granted hereunder, that the participant pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company shall have no obligation to issue, and the Non-Employee Director shall have no right to receive, shares of Common Stock.

         (e) The expenses of the Plan shall be borne by the Company and its Subsidiaries.

         (f) By accepting any Common Stock hereunder or other benefit under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Committee.


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         (g)     The Company shall use its best efforts to cause to be filed under the Securities Act of 1933, as amended, a registration statement covering the shares of Common Stock issuable upon exercise of options granted under the Plan.

         (h) The provisions of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

         (i) Pending the grant of Deferral Election Stock Options hereunder, all compensation earned by a Non-Employee Director with respect to which an election to receive the grant of Deferral Election Stock Options pursuant to Section 4 above has been made shall be the property of such director and shall be paid to him or her in cash in the event that Deferral Election Stock Options are not granted by the Company hereunder.

         (j) Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof. The use of the singular shall also include within its meaning the plural, where appropriate, and vice versa.

         9. Amendment. The Plan may be amended at any time and from time to time by resolution of the Board as the Board shall deem advisable; provided, however, that no amendment shall become effective without stockholder approval if such stockholder approval is required by law, rule or regulation, and provided further, to the extent required by Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, in effect from time to time, Plan provisions shall not be amended more than once every six months, except that the foregoing shall not preclude any amendment to comport with changes in the Internal Revenue Code of 1986, the Employee Retirement Income Security Act of 1974 or the rules thereunder or any other applicable federal or state statute or regulation in effect from time to time. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any options to purchases shares of Common Stock theretofore issued without such participant's written consent, except for any modifications required to maintain compliance with any federal or state statute or regulation.

         10. Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

         (a) upon the adoption of a resolution of the Board terminating the Plan; or

         (b) ten years from the date the Plan is initially approved and adopted by the stockholders of the Company in accordance with Section 11.



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         No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person without his or her consent with respect to any options to purchase shares of Common Stock theretofore under the Plan.

         11. Stockholder Approval and Adoption. This Plan is dated August 21, 1995, which is the date upon which the Board adopted the Plan. The Plan shall be submitted to the stockholders of the Company for their approval and adoption at the meeting of stockholders of the Company to be held in August, 1996. The Plan shall not be effective unless and until the Plan has been so approved and adopted. The stockholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the stockholders duly held on that date (or any adjournment of said meeting occurring subsequent to such date) by vote taken in the manner required by the laws of the State of Delaware.


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